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                                 AMENDMENT TO
                            UNDERWRITING AGREEMENT



         Amendment to Underwriting Agreement, dated as of the 23rd day of September, 1997 (the "Amendment"), to the Underwriting Agreement, dated as of August 12, 1996 (the "Underwriting Agreement"), by and between the parties executing this Amendment.



                             W I T N E S S E T H :

         WHEREAS, concurrently with the execution hereof the parties hereto and certain third parties have executed and delivered a certain Amendment to Settlement and Voting Agreement; and

         WHEREAS, the parties hereto hereby agree that it would be in their mutual best interest to amend the Underwriting Agreement in the manner set forth herein;

         NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms which are not defined herein shall have the respective meanings set forth in the Underwriting Agreement.

         2. Modifications. The Underwriting Agreement is hereby amended as follows:

                  Sections 5(n), 5(p) and 5(v) of the Underwriting Agreement shall be deleted in their entirety and the following provisions substituted in lieu thereof:

                  5(n) From the Effective Date until January 1, 1998, not issue any other shares of Common Stock or securities convertible into Common Stock without the prior written consent of the Underwriter, which consent shall not be unreasonably withheld or delayed. In the event that the Company requests the Underwriter's consent for any of the above, the Underwriter shall have five days from the date of such request to indicate its approval or disapproval. If the Underwriter does not respond within such five day period, its consent will be assumed. Notwithstanding the foregoing, the Company may issue securities (A) upon (i) the exercise of any warrants or options outstanding on the date hereof or contemplated in the Prospectus pursuant to the



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                  terms thereof; (ii) pursuant to the exercise of the
                  Over-allotment Option; and (iii) the exercise of the Underwriter's Warrant, and (B) pursuant to any of the Stock Option Plans described in the Prospectus or plans subsequently adopted.

                  5(p) For a period of two years from the Effective Date, the Company will not file a Form S-8 registration statement without the consent of the Underwriter, which consent will not be unreasonably withheld; provided, however, that May Davis hereby consents to the filing by the Company, on or after May 14, 1998, of one or more Form S-8 registration statements and any amendments thereto which register the offer and sale of not more than 1,360,000 shares of Common Stock issuable upon the exercise of stock options or pursuant to the NetLive Performance Share Program Plan and/or any employee benefit program of the Company.

                  5(v) From the Effective Date until January 1, 1998, the Company shall not issue any of its securities in any offering pursuant to Regulation S under the 1933 Act, without the prior written consent of the Underwriter.

         3. Confirmation. Except as expressly specified herein, all other terms, conditions and provisions of the Underwriting Agreement are hereby confirmed and shall remain in full force and effect without modification.

         4. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which shall constitute a single document.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed therein.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                 NETLIVE COMMUNICATIONS, INC.


                                 By: /s/  Michael Kharitonov
                                    ---------------------------------------
                                     Name:  Michael Kharitonov
                                     Title: Chairman of the Board
                                              Chief Executive Officer






                                 MAY DAVIS GROUP, INC.



                                 By: /s/ Owen May
                                    ---------------------------------------
                                   Name:  Owen May
                                   Title:  Chairman and Chief
                                             Executive Officer


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